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                                                                                                          EXHIBIT 99.1

                                                         CLECO CORPORATION
                             Shares of Common Stock Issuable in Connection with the Company's Employee
                             Benefit Plans and Registered with the Securities and Exchange Commission

                                                     NO. OF SHARES OF          ADDITIONAL SHARES OF           TOTAL NO. OF
                                                       COMMON STOCK                COMMON STOCK                  SHARES
                                                   ORIGINALLY REGISTERED        REGISTERED DUE TO            REGISTERED AS OF
     DESCRIPTION OF REGISTRATION STATEMENTS            AND PAR VALUE              STOCK SPLITS/1/             MAY 7, 2001/2/

A.  SPONSOR: CLECO CORPORATION
2000 Long-Term Incentive Compensation Plan                          800,000                 800,000                1,600,000
  Form S-8, No. 333-59692, April 27, 2001                      $2 par value            $1 par value             $1 par value

Deferred Compensation Plan                                           50,000                  50,000                  100,000
  Form S-8, No. 333-59696, April 27, 2001                      $2 par value            $1 par value             $1 par value

Employee Stock Purchase Plan                                        342,000                 342,000                  684,000
  Form S-8, No. 333-44364, August 23, 2000                     $2 par value            $1 par value             $1 par value

B.  SPONSOR:  CLECO POWER LLC
      (FORMERLY CLECO UTILITY GROUP INC.)

1990 Long-Term Incentive Compensation Plan                          400,000                 400,000
  Form S-8, No. 33-38362, December 21, 1990                    $4 par value            $2 par value
  Post Effective Amendment No. 1 to Form S-8,                                          (May 4, 1992)
    June 30, 1999
                                                                                            800,000                1,600,000
                                                                                       $1 par value             $1 par value
401(k) Savings and Investment Plan
  Form S-8, No. 33-10169, November 14, 1986                         185,000                 185,000
  Post Effective Amendment No. 1 to Form S-8,                  $4 par value            $2 par value
    August 30, 1988                                                                    (May 4, 1992)
  Post Effective Amendment No. 2 to Form S-8,
    June 30, 1999                                                                           370,000                  740,000
                                                                                       $1 par value             $1 par value

  Form S-8, No. 33-26726, January 30, 1989                          300,000                 300,000
  Post Effective Amendment No. 1 to Form S-8,                  $4 par value            $2 par value
    June 30, 1999                                                                      (May 4, 1992)

                                                                                            600,000                1,200,000
                                                                                       $1 par value             $1 par value

 Form S-8, No. 33-44663, December 20, 1991                          720,000                 720,000
 Post Effective Amendment No. 1 to Form S-8,                   $4 par value            $2 par value
    June 30, 1999                                                   300,000            (May 4, 1992)
                                                      Convertible Preferred
                                                                                          1,440,000                2,880,000
                                                                                       $1 par value             $1 par value
                                                                                                                     300,000
                                                                                                                 Convertible
                                                                                                                   Preferred

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/1/  A two-for-one stock split of $4 par value common stock was effective as to shareholders of record at the close of business on May 4, 1992.
/2/ An indeterminate number of plan interests are also registered with respect to the plans.